UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGMENET INVESTMENT COMPANIES

Investment Company Act file number 811-22386

Excelsior Venture Partners III, LLC

(Exact name of registrant as specified in charter)

325 North Saint Paul Street, 49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

Robert Conti, Chief Executive Officer and President

Neuberger Berman Management, LLC

605 Third Avenue, 2nd Floor

New York, NY 10158-0180

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-476-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

EXCELSIOR

VENTURE PARTNERS III, LLC

INVESTOR REPORT

For the Year Ended

October 31, 2015

EXCELSIOR VENTURE PARTNERS III, LLC

For the Year Ended October 31, 2015

Index	Page Nos.

FINANCIAL INFORMATION

Report of Independent Registered Public Accounting Firm	1

Schedule of Investments	2

Statement of Assets, Liabilities and Net Assets	3

Statement of Operations	4

Statements of Changes in Net Assets	5

Statement of Cash Flows	6

Financial Highlights	7

Notes to Financial Statements	8 - 15

ADDITIONAL INFORMATION (Unaudited)

Advisory Agreement Approval	16 - 19

Proxy Voting and Form N-Q	20

Information pertaining to the Board of Managers of the Company	21

Information pertaining to the Officers of the Company	22 - 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of

Excelsior Venture Partners III, LLC

We have audited the accompanying statement of Assets, Liabilities and Net Assets of Excelsior Venture Partners III, LLC (the “Company”), including the Schedule of Investments, as of October 31, 2015, and the related Statements of Operations, Changes in Net Assets, and Cash Flows, and the Financial Highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Statement of Changes in Net Assets for the year ended October 31, 2014 and the Financial Highlights for each of the four years in the period ended October 31, 2014 were audited by other auditors, and in their opinion dated December 23, 2014, the other auditors expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the underlying portfolio companies. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company, as of October 31, 2015, and the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the year ended October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

December 23, 2015

Excelsior Venture Partners III, LLC

Schedule of Investments

October 31, 2015

Principal Amount/Shares	Private Companies (A),(B),(F),(G)	Acquisition Dates (C)	Cost	Fair Value	% of Net Assets (D)

Liquidating Trusts
Life Sciences
1,999,999	Archemix Liquidating Trust Preferred Series A (H)	08/02 - 11/03	$1,999,999	$-	0.00%
700,000	Archemix Liquidating Trust Preferred Series B (H)	03/04 - 12/05	75,499	-	0.00%
	TOTAL LIQUIDATING TRUSTS - PRIVATE COMPANIES		2,075,498	-	0.00%
Preferred Stocks
Wireless
4,433,333	Ethertronics, Inc. Series B (E)	06/01 - 05/04	6,650,000	12,889,612	44.58%
1,969,205	Ethertronics, Inc. Series C (E)	05/05 - 03/10	2,953,808	5,725,328	19.80%
758,542	Ethertronics, Inc. Series D (E)	03/09	1,137,813	2,205,409	7.63%
	TOTAL PREFERRED STOCKS - PRIVATE COMPANIES		10,741,621	20,820,349	72.01%

	TOTAL PRIVATE COMPANIES		$12,817,119	$20,820,349	72.01%
	OTHER ASSETS AND LIABILITES			8,091,137	27.99%
	NET ASSETS			$28,911,486	100.00%

(A)	Non-income producing securities, restricted as to public resale and liquidity.
(B)	Total cost of illiquid and restricted investments at October 31, 2015, aggregated $12,817,119. Total fair value of illiquid and restricted investments at October 31, 2015 was $20,820,349, or 72.01% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	Calculated as fair value divided by the Company’s net assets.
(E)	At October 31, 2015, the Company owned 5% or more of Ethertronics, Inc. voting securities, thereby making Ethertronics, Inc. an affiliate of the Company as defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”). Total fair value of securities of affiliates owned by the Company at October 31, 2015 (including investments in controlled affiliates) was $20,820,349, or 72.01% of net assets.
(F)	The estimated cost of the Private Companies at October 31, 2015, for federal income tax purposes aggregated $13,050,105. The net unrealized appreciation for federal income tax purposes was estimated to be $7,770,244. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $10,078,727 and $2,308,483, respectively.
(G)	All investments are based in the United States.
(H)	In addition to the fair value, Archemix unit holders may receive future amounts and possible milestone based earn outs. Contingent payments are subject to numerous risks and uncertainties, and therefore payments may never be earned.

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC

Statement of Assets, Liabilities and Net Assets

October 31, 2015

ASSETS:
Unaffiliated issuers, at fair value (Cost $2,075,498)	$0
Non-controlled affiliated issuers, at fair value (Cost $10,741,621)	20,820,349
Investments, at fair value (Cost $12,817,119)	20,820,349
Cash and cash equivalents (Note 2)	8,337,553
Other assets	51,363
Total Assets	29,209,265

LIABILITIES:
Payable due to purchaser of private funds	140,254
Management fees payable	76,906
Audit fee payable	50,000
Legal fees payable	14,749
Board of Managers’ fees payable	10,500
Custody fees payable	3,172
Distribution payable to Members	1,934
Other payable	264
Total Liabilities	297,779
NET ASSETS	$28,911,486

NET ASSETS consist of:
Members’ capital paid-in*	$146,136,782
Members’ capital distributed	(49,518,579)
Accumulated net investment loss	(15,429,332)
Accumulated net realized loss on investments	(60,280,615)
Accumulated unrealized appreciation on investments	8,003,230
Total Net Assets	$28,911,486
Units of membership interest outstanding (Unlimited number of units authorized, no par value)	295,210
NET ASSET VALUE PER UNIT	$97.94

* Members’ capital paid-in consists of contributions from Members which are net of offering costs charged to the Members.

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC

Statement of Operations

For the year ended October 31, 2015

INVESTMENT INCOME:
Interest income	$452
Total Investment Income	452

EXPENSES:
Management fees	387,048
Legal fees	132,736
Board of Managers’ fees	75,993
Administration service fees	53,128
Audit fees	50,925
Insurance expense	23,743
Custody fees	18,822
Printing fees	18,118
Other expenses	21,616
Total Expenses	782,129
NET INVESTMENT LOSS	(781,677)

NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS (Note 2):
Net realized gain/(loss) on unaffiliated investments	(5,631,842)
Net change in unrealized appreciation on investments	(11,019,123)
NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(16,650,965)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,432,642)

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC

Statements of Changes in Net Assets

	For the Years Ended October 31,
	2015	2014
OPERATIONS:
Net investment loss	$(781,677)	$(913,902)
Net realized gain/(loss) on unaffiliated investments	(5,631,842)	(5,498,560)
Net change in unrealized appreciation on investments	(11,019,123)	14,104,487
Net change in net assets resulting from operations	(17,432,642)	7,692,025

TRANSACTIONS IN UNITS OF MEMBERSHIP INTEREST:
Decrease in net assets resulting from distributions to Members	-	(442,814)

Net change in net assets	(17,432,642)	7,249,211

NET ASSETS:
Beginning of year	46,344,128	39,094,917
End of year	$28,911,486	$46,344,128

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC

Statement of Cash Flows

For the year ended October 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:

Net increase/(decrease) in Net Assets resulting from operations	$(17,432,642)
Proceeds received from Private Companies and distributions received from Private Investment Funds	4,043,549
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by/(used in) operating activities:
Net realized (gain)/loss on unaffiliated investments	5,631,842
Net change in unrealized appreciation on investments	11,019,123
Changes in assets and liabilities related to operations
(Increase)/decrease in other assets	(34,361)
Increase/(decrease) in management fees payable	(41,834)
Increase/(decrease) in audit fee payable	(26,000)
Increase/(decrease) in legal fees payable	(18,742)
Increase/(decrease) in custody fees payable	(3,112)
Increase/(decrease) in printing fees payable	(11,881)
Increase/(decrease) in other payable	140,254
Increase/(decrease) in administration service fees payable	(15,520)
Net cash provided by operating activities	3,250,676

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to Members	(592)
Net cash used in financing activities	(592)
Net change in cash and cash equivalents	3,250,084
Cash and cash equivalents at beginning of year	5,087,469
Cash and cash equivalents at end of year	$8,337,553

NON-CASH ACTIVITIES
Receipt of in-kind distributions of securities from Private Investment Funds, at fair value on the date of distribution	$1,077,959

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC

Financial Highlights

	Fiscal Years Ended October 31,
	2015	2014	2013	2012	2011
Per Unit Operating Performance: (1)
NET ASSET VALUE, BEGINNING OF YEAR:	$156.99	$132.43	$172.08	$123.82	$126.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(2.65)	(3.10)	(2.97)	(3.07)	(3.39)
Net realized and change in unrealized gain/(loss) on investments	(56.40)	29.16	(30.68)	57.08	7.29
Net increase/(decrease) in net assets resulting from operations	(59.05)	26.06	(33.65)	54.01	3.90
DISTRIBUTIONS TO MEMBERS:
Net decrease in Net Assets due to distributions to Members	0.00	(1.50)	(6.00)	(5.75)	(6.50)
NET ASSET VALUE, END OF YEAR:	$97.94	$156.99	$132.43	$172.08	$123.82
TOTAL NET ASSET VALUE RETURN: (1), (2)	(37.61%)	19.68%	(19.70%)	45.74%	2.93%

RATIOS TO AVERAGE NET ASSETS:
Net Assets, end of period (000’s)	$28,911	$46,344	$39,095	$50,798	$36,553
Ratios to average Net Assets: (3)
Gross expenses	1.92%	2.10%	2.08%	2.47%	2.61%
Net expenses	1.92%	2.10%	2.08%	2.47%	2.61%
Net investment loss	(1.92%)	(2.10%)	(2.08%)	(2.47%)	(2.60%)
Portfolio Turnover Rate(4)	0.00%	0.00%	0.72%	0.37%	1.51%

(1)	Selected data for a unit of membership interest outstanding throughout each period.

(2)	Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the performance of the Company during the period and assumes that distributions, if any, were reinvested at the Company’s net asset value as of the quarter-end immediately following the distribution date. The Company’s units are not traded in any market and, therefore, the market value total investment return is not calculated.

(3)	Ratios do not reflect the Company’s proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Private Investment Funds.

(4)	Contributions paid to Private Investment Funds are included in the portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC

Notes to Financial Statements

October 31, 2015

Note 1 — Organization

Excelsior Venture Partners III, LLC (the “Company”) is a non-diversified, closed-end management investment company, which commenced operations on April 5, 2001. The Company was organized as a Delaware limited liability company on February 18, 2000. The Company registered its initial offering of units under the Securities Act of 1933, as amended (the “Securities Act”). The duration of the Company is ten years (subject to two 2-year extensions) from the final subscription closing, which occurred on May 11, 2001, at which time the affairs of the Company will be wound up and its assets distributed pro rata to members of the Company (“Members”) as soon as is practicable thereafter. On March 21, 2013 the Company’s Independent Managers (the “Board” or “Independent Managers”) authorized a second extension of the duration of the Company until May 21, 2015. On June 26, 2015, the Board and on August 14 2015, a majority of Members voted to approve the extension of the term of the Company until July 1, 2017.

Pursuant to the Registration Statement on Form N-2 (File No. 333-30986), which was originally declared effective on September 7, 2000, the Company was authorized to offer an unlimited number of units of membership interest with no par value. The Company sold 295,210 units in a public offering, which closed on May 11, 2001, for gross proceeds totaling $147,605,000. At the time, units of the Company were made available through Charles Schwab & Co., Inc., the Company’s principal distributor.

The Company incurred offering costs associated with the public offering totaling $1,468,218. Net proceeds to the Company from the public offering, after offering costs, totaled $146,136,782.

The Company’s investment objective is to achieve long-term capital appreciation primarily by investing in domestic venture capital and other private companies (“Private Companies”) and, to a lesser extent, domestic and international private funds (“Private Investment Funds”), negotiated private investments in public companies and international direct investments that Merrill Lynch Alternative Investments LLC (“MLAI”) believed to offer significant long-term capital appreciation. Private Companies are companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. The Company does not have the right to demand that such equity securities be registered under the Securities Act.

Effective August 14, 2015, MLAI, a subsidiary of Bank of America, N.A., that served as the Company’s investment adviser, completed a transaction whereby it transferred its management rights to certain funds, including the Company, to certain subsidiaries of Neuberger Berman Group LLC (“NB”). Upon the close of this transaction, the Advisory Agreement between MLAI and the Company terminated in accordance with its terms and as required under the Investment Company Act of 1940, as amended. Neuberger Berman Management LLC (“NBM” or “Investment Adviser”) became the Company’s investment manager and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser”) became the Company’s sub-adviser. NBM and NBAA are now responsible for the management and operations of the Company, subject to the oversight of the Board of Managers. An Investment Advisory Agreement between the Company and NBM and a Sub-Advisory Agreement between NBM and NBAA with respect to the Company were approved by Members of the Company at a special meeting held for that purpose on August 14, 2015. Six individuals, formerly of MLAI, joined NB in a similar capacity. The MLAI investment in the Company was transferred to a NB affiliate.

Effective December 31, 2013, BACA reorganized into its affiliate, MLAI (the “Reorganization”). As the survivor of the Reorganization and the successor of BACA, MLAI assumed all responsibilities for serving as the Investment Adviser of the Company under the terms of the Advisory Agreement (as defined below) between BACA and the Company. The transfer of the Advisory Agreement from BACA to MLAI was approved by the Company’s Independent Managers on November 25, 2013. The personnel of MLAI who provide services to the Company were the same personnel who previously provided such services to the Company on behalf of BACA.

Until December 31, 2013, Bank of America Capital Advisors LLC (“BACA”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, served as investment adviser for the Company. Its principal offices were located at 100 Federal Street, Boston, MA 02110. BACA was an indirect wholly-owned subsidiary of, and was controlled by, Bank of America Corporation (“Bank of America”), a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, NC 28255. BACA was responsible for identifying, evaluating, structuring, monitoring and disposing of the Company’s investments and for performing the management and administrative services necessary for the operation of the Company. BACA was compensated as described in Note 3.

Excelsior Venture Partners III, LLC

Notes to Financial Statements

October 31, 2015

Note 2 — Significant Accounting Policies and Recent Accounting Pronouncements

A. Basis of Accounting:

The Company’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

B. Valuation of Investments:

The Company computes its net asset value as of the last business day of each fiscal quarter and at such other times as the Sub-Adviser deems appropriate in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Company values its interests in the Private Companies, Private Investment Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the fair value of the assets held by the Company.  The fair value of the Company’s assets is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.  Generally, the value of each Private Investment Fund will be based primarily upon the value reported to the Company by the Private Investment Fund as of each quarter-end, determined by the Private Investment Fund in accordance with its own valuation policies.  It is expected that most of the Private Investment Funds in which the Company invests will meet the criteria set forth under FASB Certification Topic ASC 820 (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Private Investment Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate net asset value per share or equivalent, an investor may determine fair value by using the net asset value reported to the investor by the underlying investment company. To the extent ASC 820 is applicable to a Private Investment Fund, the Sub-Adviser generally will value the Company’s investment in the Private Investment Fund on a quarterly basis using the practical expedient as of each quarter end, based on the valuation provided to the Sub-Adviser by the Private Investment Fund (or the manager thereof on behalf of the Private Investment Fund) in accordance with the valuation policies of the Private Investment Fund or its manager, as applicable.

The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a fair value basis and in conformity with GAAP. Accordingly, the fair value measurement is determined based on the estimated price a seller would receive in an orderly transaction at the measurement date. For venture capital companies, there are a range of values that are reasonable for such investments at any particular time. Initially, Private Companies are valued based upon their original cost. The original cost valuation will be adjusted based on either a market or appraisal method of valuation. The private market method will only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method will be based upon such inputs affecting the company such as earnings, net worth, reliable private sale prices of the company’s securities, the market prices for similar securities of comparable companies, an assessment of the company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be determined regularly by the Sub-Adviser subject to review and ratification by the Board and, in any event, not less frequently than quarterly.

In the case of both Private Investment Funds and Private Companies, because of the inherent uncertainty of valuations, estimated values may differ significantly from the fair values that would have been used had a ready market for the investments existed, and the differences could be material.

At October 31, 2015, market quotations were not readily available for the investments on the Company’s Schedule of Investments which are valued at $20,820,349, or 72.01% of Net Assets. Such securities were valued by the Sub-Adviser, under the supervision of the Board.

FASB ASC 820-10 “Fair Value Measurements and Disclosure” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Excelsior Venture Partners III, LLC

Notes to Financial Statements

October 31, 2015

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;
Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Company generally uses the capital balance reported by the Private Investment Funds as the primary input in its valuation; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations of such interests, any restrictions or illiquidity on such interests, any potential clawbacks by the Private Investment Funds and the fair value of the Private Investment Funds’ investment portfolio or other assets and liabilities.

An individual Private Company’s and Private Investment Fund’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Sub-Adviser. The Company considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market. The categorization of the Private Company and the Private Investment Fund within the hierarchy is based upon the pricing transparency of that Private Company and that Private Investment Fund and does not necessarily correspond to the Company’s perceived risk of that Private Company and that Private Investment Fund.

All of the Company’s investments in the Private Companies and Private Investment Funds have been classified within Level 3, and the Company generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available. The Private Investment Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Private Investment Funds for which there is no active market. The Company’s interests in Private Companies and Private Investment Funds, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3. Assumptions used by the Company due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the Company’s results of operations and financial condition.

The following table presents the investments carried on the Schedule of Investments by level within the valuation hierarchy as of October 31, 2015.

	Level 1	Level 2	Level 3	Total
Investments in Private Companies
Liquidating Trusts	$–	$–	$–	$–
Preferred Stocks	–	–	20,820,349	20,820,349
Totals:	$–	$–	$20,820,349	$20,820,349

Excelsior Venture Partners III, LLC

Notes to Financial Statements

October 31, 2015

Valuation Process for Level 3 Fair Value Measurements

The Sub-Adviser employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular review of key inputs and assumptions, transactional backtesting or disposition analysis to compare unrealized gains and losses to realized gains and losses.

Investment in Private Company	Fair Value at October 31, 2015	Valuation Techniques(1)	Unobservable Inputs(2)	Inputs

Private Company	$20,820,349	Market Approach	Average LTM revenue multiple	2.4
			Discount for lack of marketability	30%

(1) In determining certain of these inputs, the Sub-Adviser evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. The Sub-Adviser also considers the following unobservable inputs in considering the fair value of its investments: financial information obtained from each portfolio company including unaudited financial statements for the most recent period available as compared to budgeted numbers; current and projected financial condition of the portfolio company; current and projected ability of the portfolio company to service its debt obligations; type and amount of collateral, if any, underlying the investment; current financial ratios applicable to each investment; current liquidity of the investment and related financial ratios; pending debt or capital restructuring of the portfolio company; projected operating results of the portfolio company; current information regarding any offers to purchase the investment; current ability of the portfolio company to raise any additional financing as needed. The Sub-Adviser has determined that market participants would take the inputs into account when valuing the investment. Once the Sub-Adviser has estimated the underlying entity’s business enterprise value, a waterfall analysis of the entity’s capital structure is considered. “LTM” means Last Twelve Months.

(2) An increase in the revenue multiple used would result in an increase in the fair value. However, an increase in the discount for lack of marketability would lead to a decrease in the fair value. No interrelationships between the unobservable inputs used in the valuation have been identified.

The valuation of the Company’s Level 3 investments shown in the table above may involve quantitative or qualitative inputs or assumptions that may be unobservable, excluding investments for which fair value is based on unobservable inputs that are not developed by the Sub-Adviser such as the net asset value as reported to the Company by the Private Investment Funds or investments for which fair value is determined by recent, pending or expected transactions without adjustment.

The following table includes a rollforward of the amounts for the year ended October 31, 2015 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

Fair Value Measurements using Level 3 inputs	Liquidating Trusts	Preferred Stocks	Early-Stage Information Technology	Early-Stage Life Sciences and Technology	Multi-Stage Life Sciences, Communications and Health Care	Total
Balance as of November 1, 2014	$-	$36,336,935	$2,352,983	$1,356,831	$1,468,114	$41,514,863
Net change in unrealized appreciation/(depreciation)						-
on investments	26,091	(15,516,586)	3,625,429	1,346,545	(500,601)	(11,019,122)
Distributions	(26,091)	-	(2,539,006)	(951,867)	(526,585)	(4,043,549)
Net realized gain/(loss) on investments	-	-	(3,439,406)	(1,751,509)	(440,928)	(5,631,843)
Balance as of October 31, 2015	$-	$20,820,349	$-	$-	$-	$20,820,349

The net change in unrealized appreciation/(depreciation) relating to Level 3 investments still held as of October 31, 2015 for Private Companies is $(15,490,495).

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended October 31, 2015.

All net realized and unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations under Net Realized and Change in Unrealized Gain/(Loss) on Investments.

The Company had investments in preferred stock valued at $20,820,349 at October 31, 2015 based on inputs determined by evaluating a variety of factors including the performance of the Private Companies, macroeconomic conditions, industry and market developments, market valuations for comparable companies and developments specific to the Private Companies, including their capitalization structure and realization opportunities.

C. Cash and Cash Equivalents:

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. At October 31, 2015, the Company held $4,430,788 in cash equivalents. BNY Mellon Investment Servicing Trust Company serves as the Company’s custodian.

Excelsior Venture Partners III, LLC

Notes to Financial Statements

October 31, 2015

D. Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

E. Security Transactions and Investment Gains and Losses:

Private and Public Companies

Security transactions are recorded on a trade date basis or, in the case of private investments, securities transactions are recorded when the Company has a legal and enforceable right to demand payment. Realized gains and losses on investments sold are recorded on the basis of specific cost. Interest income, adjusted for amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Private Investment Funds

Distributions of cash or in-kind securities from a Private Investment Fund are recorded as a return of capital to reduce the cost basis of the Private Investment Fund until the cost basis reaches zero. Subsequently, any distributions are recorded as realized gains. In-kind securities received from a Private Investment Fund are recorded at fair value. Distributions are recorded when they are received from such Private Investment Fund, as there are no redemption rights with respect to the Private Investment Funds. The Company may also recognize realized losses based upon information received from the Private Investment Fund managers for write-offs taken in the underlying portfolio. Unrealized appreciation/(depreciation) on investments, within the Statement of Operations includes the Company’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions and expenses of each Private Investment Fund.

F. Income Taxes:

The Company is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to the individual Members and, accordingly, there is no provision for income taxes reflected in these financial statements. The Company has a tax year end of December 31.

Differences arise in the computation of Members’ capital for financial reporting in accordance with GAAP and Members’ capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Private Investment Funds for federal income tax purposes is based on amounts reported to the Company on Schedule K-1 from the Private Investment Funds. As of October 31, 2015, the Company has not received information to determine the tax cost of the Private Investment Funds. The estimated cost of the Private Companies at October 31, 2015 for federal income tax purposes aggregated $13,050,105. The net unrealized appreciation for federal income tax purposes on the Private Companies at October 31, 2015 was estimated to be $7,770,244. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $10,078,727 and $2,308,483, respectively.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2012 forward (with limited exceptions). FASB ASC 740-10 “Income Taxes” requires the Sub Adviser to determine whether a tax position of the Company is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Sub Adviser reviewed the Company’s tax positions for the open tax years and has concluded that no provision for taxes is required in the Company’s financial statements for the year ended October 31, 2015. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. For the year ended October 31, 2015, the Company did not incur any interest or penalties.

Excelsior Venture Partners III, LLC

Notes to Financial Statements

October 31, 2015

G.  Distribution Policy:

Distributions of available cash will be made by the Company at such times and in such amounts as determined by the Board in its sole discretion. Distributions are recorded on the ex-dividend date to Members of record on the record date.

H. Contribution Policy:

Units are issued when contributions are paid. For the year ended October 31, 2015, no additional units were issued.

I. Restrictions on Transfers:

Limited liability company interests of the Company (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any Interests without the prior written consent of the Board, which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

J. Fees of the Private Investment Funds:

Each Private Investment Fund will charge its investors (including the Company) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to Company level expenses shown on the Company’s Statement of Operations, Members of the Company will indirectly bear the fees and expenses charged by the Private Investment Funds. These fees are reflected in the valuations of the Private Investment Funds and are not reflected in the ratios to average net assets in the Financial Highlights of the Company.

K. Expenses:

The Company records expenses on an accrual basis. Such accruals require management to make estimates and assumptions that affect the reported amounts, which is consistent with GAAP.

Note 3 — Investment Advisory Fee, Administration Fee and Related Party Transactions

As disclosed in the Company’s registration statement, for the services provided, the Investment Adviser was entitled to receive a management fee at an annual rate equal to 2.00% of the Company’s end of the quarter net assets through the fifth anniversary of the first closing date of April 5, 2001, and 1.00% of net assets thereafter. Effective November 1, 2010, the Company’s management fees are calculated based on average quarterly net assets. This change was made in accordance with the Company’s Advisory Agreement. In prior years, management fees were calculated based on end of quarter net asset value.

As of October 31, 2015, $76,906 was payable to the Investment Adviser for management fees.

Until December 31, 2009, in addition to the management fee, the Investment Adviser was entitled to allocations and distributions equal to the incentive carried interest. The incentive carried interest was an amount equal to 20% of the excess, if any, of the Company’s cumulative realized capital gains on Private Companies, over the sum of (i) cumulative realized capital losses on investments of any type, (ii) cumulative gross unrealized capital depreciation on investments of any type and (iii) cumulative net expenses. As of December 31, 2009, the incentive carried interest was eliminated and could no longer be allocated to the Investment Adviser.

Pursuant to an Administration and Accounting Services Agreement, the Company retains UMB Fund Services, Inc. (the “Administrator”), formerly known as J.D. Clark & Company, a subsidiary of UMB Financial Corporation, to provide administration, accounting, tax preparation, and investor services to the Company. In consideration for its services, the Company pays the Administrator a quarterly fee of 0.0325% (0.13% on an annualized basis) of the net assets as of the start of business on the first business day of each calendar quarter. For the year ended October 31, 2015, the Company incurred administration fees totaling $53,128.

Each Independent Manager receives $10,000 as an annual retainer and the Chairman of the Board receives an additional $1,000 annual retainer. Also, each Independent Manager receives $2,000 per quarterly meeting attended. In addition, each Independent Manager receives $500 per quarterly telephonic meeting and $500 for any other telephonic special meeting. For each audit committee meeting attended, Committee members receive $1,500, while the Chairman of the Audit Committee receives an additional $1,000 retainer. Each Independent Manager is reimbursed for expenses incurred for attending meetings. No person who is an officer, manager or employee of NBM, or its subsidiaries, who serves as an officer, manager or employee of the Company, receives any compensation from the Company.

Excelsior Venture Partners III, LLC

Notes to Financial Statements

October 31, 2015

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Private Investment Funds or the Private Companies in which the Company invests and with companies in which the Private Investment Funds invest.

Note 4 — Purchases and Sales of Securities

The Company’s purchases and proceeds received from the sale of investments and distributions received from Private Investment Funds and Private Companies for the year ended October 31, 2015 were as follows:

Purchases	Proceeds
$-	$4,043,549

Note 5 — Capital Commitments from Members

As of October 31, 2015, each Member has contributed 100% of its share of the total $147,605,000 in capital commitments to the Company.

Note 6 — Transactions with Affiliated Companies

An affiliated company is a company in which the Company has ownership of more than 5% of the voting securities. The Company did not receive dividends from affiliated companies during the year ended October 31, 2015. Transactions with companies, which are or were affiliates, were as follows:

			For the year ended October 31, 2015
Non-Controlled Affiliates	Shares/ Principal Amount Held at October 31, 2014	October 31, 2014 Fair Value	Purchases/ Conversion Acquisition	Sales Proceeds/ Conversion	Realized Gain/ (Loss)	Shares/ Principal Amount Held at October 31, 2015	October 31, 2015 Fair Value
Ethertronics, Inc., Series B	4,433,333	$22,495,732	$-	$-	$-	4,433,333	$12,889,612
Ethertronics, Inc., Series C	1,969,205	9,992,192	-	-	-	1,969,205	5,725,328
Ethertronics, Inc., Series D	758,542	3,849,011	-	-	-	758,542	2,205,409
Total		$36,336,935	$-	$-	$-		$20,820,349

Note 7 — Indemnifications

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Note 8 — Concentrations of Market, Credit and Industry Risk

The Company invests in Private Investment Funds and Private Companies. This portfolio strategy presents a high degree of business and financial risk due to the nature of the Private Companies and the underlying portfolio companies in which Private Investment Funds invest, which may include entities with little operating history, minimal capitalization, or operations in new or developing industries.

The Company may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. However, due to the nature of the Company’s investments in the Private Investment Funds and Private Companies, such risks are limited to the Company’s investment in each Private Investment Fund and Private Company, which is the current value set forth in the Schedule of Investments.

Excelsior Venture Partners III, LLC

Notes to Financial Statements

October 31, 2015

Note 9 — Liquidity Risk

The Company focuses its investments in the securities of domestic venture capital and other private companies and, to a lesser extent, in domestic and international private funds, negotiated private investments in public companies and international direct investments that NBM believes offer significant long-term capital appreciation.

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

Note 10 — Subsequent Events

The Company has evaluated all events subsequent to the balance sheet date of October 31, 2015, through the date these financial statements were available to be issued and has determined that there were no other subsequent events that require disclosure.

Supplemental Information

Advisory Agreement Approval (Unaudited)

The Board of Managers (the "Board") of Excelsior Venture Partners III, LLC (the "Company") considered the approval of the Investment Advisory Agreement (the "Investment Advisory Agreement") between the Company and Merrill Lynch Alternative Investments LLC ("MLAI") at a meeting held on June 26, 2015. The Board is comprised solely of persons who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company or MLAI (the "Independent Managers"). The Independent Managers were assisted in their review of this matter by independent legal counsel and met in an executive session with such counsel separate from representatives of MLAI.

The Board considered that it recently approved a new investment advisory agreement between the Company and Neuberger Berman Management LLC ("Neuberger Berman"), in connection with the proposed transfer of investment advisory responsibilities of the Company from MLAI to Neuberger Berman Management LLC (the "Transaction"). The Board noted that the new investment advisory agreement with Neuberger Berman would only come into effect upon the (i) closing of the Transaction and (ii) approval by a majority of the Company's outstanding voting securities. Because such closing of the Transaction and approval by a majority of the Company's outstanding voting securities was not anticipated to occur until mid-August, the Board considered the approval of the continuance of the Investment Advisory Agreement in order to cover the period of time until the new investment advisory agreement with Neuberger Berman was effective. In determining whether to approve the continuance of the Investment Advisory Agreement, the Board considered all information it deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement. The Board reviewed materials furnished by MLAI, including information regarding MLAI, its affiliates, personnel, operations and financial condition. Independent legal counsel reviewed with the Board its duties and responsibilities under state and common law and under the 1940 Act, with respect to the approval of the Investment Advisory Agreement.

Independent legal counsel reviewed with the Board the Securities and Exchange Commission regulation requiring disclosure in shareholder reports of certain material factors and conclusions of the fund boards in approving and renewing advisory contracts. Independent legal counsel discussed with the Board the responsibilities of the Board in connection with the annual review of the Investment Advisory Agreement and described the standards and factors applicable to the approval and annual renewal of advisory contracts. Independent legal counsel also reviewed the U.S. Supreme Court decision in Jones v. Harris Associates, L.P. ("Jones"). Independent legal counsel also reviewed the factors that should be considered by the Board in connection with their review of the Investment Advisory Agreement, including: (i) the nature, extent and quality of services provided by MLAI; (ii) the investment performance of the Company and MLAI; (iii) the costs of services provided and profits realized by MLAI from its relationship with the Company; (iv) the extent to which economies of scale are realized as the Company grows; and (v) whether fee levels reflect any such economies of scale for the benefit of investors. Independent legal counsel noted that the Board could attribute different weights to different factors as they may consider appropriate. It was added that, consistent with the Supreme Court's decision in Jones, the Board should be cautious of inapt comparisons between the fee structure of the Company to those of other funds advised by MLAI or its affiliates, as well as between the fee structure of the Company and fees charged by funds not managed by MLAI or its affiliates with similar investment programs. As to the former, independent legal counsel explained that the Supreme Court stated that the 1940 Act does not necessarily ensure fee parity between clients and that there may be legitimate differences in fees as a result of differences in the types of services provided. With respect to the latter, counsel noted that the Supreme Court observed that such comparisons can be problematic because fees charged by other advisers may not be the product of arm's length negotiations. Nevertheless, independent legal counsel observed that such comparisons, when considered with the totality of information provided, may add helpful context to the Board's assessment of the reasonableness of the fees.

Independent legal counsel explained that one of the key responsibilities assigned to the Board is the obligation to exercise a "duty of care" in selecting and supervising MLAI. Independent legal counsel said the 1940 Act assigns to the Board and, in particular, to the Independent Managers, special duties in order to mitigate any conflicts of interest that may arise in connection with the management of the Company, including the duty to review and approve the investment advisory arrangements. Independent legal counsel noted that the Board must exercise reasonable business judgment and must act solely in the best interests of the Company, and that these responsibilities are particularly important when reviewing compensation or fees paid by the Company to MLAI and its affiliates, including management fees.

The Board discussed and reviewed the nature, extent and quality of services that MLAI provides to the Company. It also discussed the structure and capabilities of MLAI, including technology and operational support, which support the services provided to the Company. The Board agreed that the Company benefits from these services, and assessed the nature, scope and quality of services provided to the Company by MLAI as indicated by the materials and information provided to the Board. In doing so, the Board considered MLAI's extensive administrative and compliance infrastructure. Representatives of MLAI confirmed to the Board that MLAI has adequate resources to deliver all required services to the Company.

The Board also discussed and reviewed the experience and qualifications of key personnel of MLAI and reviewed biographical information regarding such personnel. The Board also considered the financial information and other information provided to it regarding MLAI and Bank of America. After these discussions, the Board noted their overall satisfaction with the nature, quality and extent of services provided by MLAI and concluded that the Company was receiving all services required from MLAI under the Investment Advisory Agreement, and that the quality of these services was satisfactory.

The Board considered information relating to the quality of services provided by MLAI, including performance information about the Company. The Board reviewed the performance of the Company relative to that of comparable registered funds and concluded that the performance of the Company compared favorably with the funds of its type, noting that there were relatively few registered funds with similar investment programs.

The Board then reviewed information provided to it comparing the fees and expenses of the Company to those of other similar registered funds. A discussion ensued regarding the fees charged and services provided under the Investment Advisory Agreement. The Board determined that the fees and expense ratios of the Company are within the range of the fees and expense ratios of similar funds, but considered the admonition in Jones about relying too heavily on fee comparisons. The Board also noted that it had given additional consideration to the Company's fee structure when considering the approval of the new investment advisory agreement with Neuberger Berman as part of the proposed Transaction.

The Board reviewed the costs of providing services and the profits realized by MLAI and its affiliates, resulting from their relationship with the Company for the past fiscal year (the "Profitability Analysis"). The Board reviewed and discussed the information contained in the Profitability Analysis, including the nature and amount of expenses allocated to the Company and profits realized by MLAI. It was noted by representatives of MLAI that MLAI had not received any significant indirect benefits from its relationship with the Company. After reviewing the information contained in the Profitability Analysis, and other information discussed at the meeting, the Board determined that the profitability relating to the Company was not so disproportionately large that it bore no reasonable relationship to the services rendered and also determined that, given the overall performance of the Company and MLAI's service levels, the current profitability of MLAI resulting from its relationships with the Company was not excessive.

The Board also reviewed economies of scale with respect to the Company. The Board considered the fact that economies of scale are realized when a fund's assets increase significantly. The Board accepted management's assertion that during the past year the Company had not experienced significant growth nor reached such level of net assets for MLAI to realize new economies of scale that could be shared with members of the Company.

The Board also continued its review in an executive session in which independent legal counsel was present. Based on the information provided to the Board, and the considerations and conclusions described above, the Board, including each of the Independent Managers, determined that it is in the best interest of the Company and its members for MLAI to continue to serve as the investment adviser and to approve the continuance of the Investment Advisory Agreement.

Supplemental Information

Advisory Agreement Approval (Unaudited)

The Board of Managers (the "Board") of Excelsior Venture Partners III, LLC (the "Fund") considered the approval of the Investment Advisory Agreement between the Fund and Neuberger Berman Management, LLC ("NBM") and the Sub-Advisory Agreement between NBM, on behalf of the Fund, and NB Alternatives Advisers LLC ("NBAA" and, together with NBM, "Neuberger Berman"), at a meeting held on June 15, 2015, in connection with the transfer of investment advisory responsibilities for the Fund from Merrill Lynch Alternative Investments LLC ("MLAI") to NBM (the "Transaction"). The Board is comprised solely of persons who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund, MLAI or Neuberger Berman (the "Independent Managers"), and, in connection with its deliberations regarding matters relating to the Advisory Agreement, the Independent Managers were represented and assisted by independent legal counsel. The Advisory Agreement and the Sub-Advisory Agreement also were approved by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund at a meeting of the members of the Fund (the "Members") held on August 6, 2015.

In determining whether to approve the Advisory Agreement and to recommend its approval by Members, the Board noted that it had requested, received and considered all information it deemed reasonably necessary to evaluate and to assess the terms of the Advisory Agreement and the qualifications and ability of NBM to provide or, to the extent delegated to an affiliated sub-adviser, supervise the provision of all necessary services to the Fund and achieve a level of quality comparable to the quality of services previously provided to the Fund by MLAI. The Board noted that it had reviewed various materials furnished to it by NBM, including information regarding Neuberger Berman, its personnel and affiliates (especially its affiliated sub-adviser, NBAA), its experience in providing investment advisory services to investment companies (including those registered under the 1940 Act), its operations, and its financial condition and resources. The Board noted that it would receive written evaluations from a third-party due diligence firm (the "Due Diligence Firm") and MLAI representatives, including from the Fund's chief compliance officer, of Neuberger Berman's operational, legal and compliance capabilities, as well as other due diligence reports prepared by MLAI representatives initially for the review of MLAI's senior management. The Board noted that it had previously had two in-person meetings and one telephonic conference during which it discussed and considered the Advisory Agreement and whether to retain NBM as the investment adviser of the Fund.

The Board also considered that at its meetings, the Board met with representatives of Neuberger Berman and discussed with them various matters relating to the operations of the Fund and NBM, including the plans of NBM relating to the management of the Fund's investment program and its intentions regarding the allocation of appropriate financial, operational and personnel resources to assure the quality of services provided to the Fund. In particular, the Board discussed NBM's intention to engage NBAA as sub-adviser to provide the advisory services to the Fund, subject to NBM's supervision. The Board noted that the representatives of Neuberger Berman had provided information to the Independent Managers regarding, and reviewed the experience and qualifications of, Neuberger Berman's key personnel who would be responsible for providing investment, accounting and compliance related services to the Fund and involved in the Fund's day-to-day operations, and those individuals made presentations to the Board indicating, among other items, that NBM does not contemplate material changes to the Fund's investment program. Representatives of Neuberger Berman had responded to questions of the Independent Managers regarding these matters and the plans of Neuberger Berman relating to the staffing and the resources that would be available to support the various functions required in connection with the Fund's operations (including investment monitoring and realization, financial accounting and reporting, and regulatory and tax compliance).

The Board noted that it would meet with representatives of the Due Diligence Firm and MLAI who had conducted due diligence reviews of the operations of NBM and reviewed with such representatives their observations and findings regarding the experience, operations, systems, compliance infrastructure and staffing of Neuberger Berman and the qualifications of NBM to serve as investment adviser and NBAA to serve as sub-adviser of the Fund. The Board also understood that both MLAI and the Due Diligence Firm were completing further business, legal and compliance due diligence on Neuberger Berman, to be presented to the Board at a later date, and the Board advised Neuberger Berman and MLAI, and each agreed, that Neuberger Berman would not assume its role replacing MLAI until such due diligence was completed and its results were satisfactory to the Board.

In considering the Advisory Agreement, the Board evaluated the nature, extent and expected quality of operations and services to be provided by Neuberger Berman to the Fund. The Board determined, in this regard, that NBM, through NBAA, and its personnel had significant experience in serving as the investment adviser of investment companies that pursue investment programs similar to that of the Fund. After consideration of relevant information, and based on the commitments and assurances that have been provided by NBM and MLAI, the Board concluded that it was satisfied with the nature, expected quality and extent of services to be provided by NBM.

The Board also considered the terms of the Advisory Agreement and noted that the Fund's advisory agreement with MLAI and the Advisory Agreement are the same in all material respects, and that there will be no change in the fees payable by the Fund for investment advisory services. In this regard, the Board compared the advisory fee payable by the Fund and overall expense level of the Fund to those of similar funds, including other registered and unregistered investment companies advised by NBM and its affiliates ("NBM Funds"). Based on this review, the Board determined that the anticipated fees and expense ratio of the Fund supported their approval of the Advisory Agreement.

The Board reviewed and discussed the investment performance of NBM Funds that have investment programs similar to that of the Fund, and determined that the historical performance of these funds supported its approval of the Advisory Agreement. Because Neuberger Berman had not commenced services under the Advisory Agreement, the Board was unable to consider historical information about the profitability of the Fund to Neuberger Berman. However, the Board noted that such profitability information would be provided and reviewed in connection with future proposed continuances of the Advisory Agreement and that the aggregate fee rate remained unchanged. Similarly, the Board recognized its responsibility to consider the possibility of future economies of scale, and concluded that future economies of scale were unlikely as the Fund continues to focus on the realization and monitoring of its assets and will not issue any additional Units. The potential benefits to Neuberger Berman of its relationship with the Fund were also considered. The Board also considered information relating to the financial condition and financial resources of Neuberger Berman and determined it relevant that Neuberger Berman can be expected to have the financial resources necessary to support and assure the quality of services provided to the Fund. The Board also considered that certain of MLAI's senior investment personnel currently engaged in the operations and management of the Fund are expected to accept employment with Neuberger Berman upon the consummation of the Transaction and will continue to perform certain portfolio management services for the Fund.

Based on its review, which included consideration of the written materials provided to the Board, consideration of various commitments and assurances provided by representatives of NBM and MLAI, and consideration of all other pertinent factors, the Board determined the Advisory Agreement was in the best interests of the Fund and its Members and unanimously determined to approve the Advisory Agreement and the Sub-Advisory Agreement. In doing so, the Board determined that NBM, through its affiliate, NBAA, can be expected to provide all necessary investment advisory services to the Fund and to provide services of appropriate quality and also determined that the Advisory Agreement, together with the Sub-Advisory Agreement, will enable the Fund to continue to receive investment advisory and related services at a cost that is reasonable and appropriate. No single factor was considered in isolation in making this determination, nor was any single factor considered to be determinative to the Board's decision to approve the Advisory Agreement and Sub-Advisory Agreement.

Proxy Voting and Form N-Q (Unaudited)

A description of the Company’s policies and procedures used to determine how to vote proxies relating to the Company’s portfolio securities, as well as information regarding proxy votes cast by the Company (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Company toll-free at 866-637-2587 or by accessing the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Company did not receive any proxy solicitations during the year ended October 31, 2015.

The Company files a complete schedule of portfolio holdings with the SEC within sixty days after the end of the first and third fiscal quarters of each year on Form N-Q. The Company’s Forms N-Q (i) are available at http://www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330), and (iii) may be obtained at no charge by calling the Company toll-free at 866-637-2587.

Excelsior Venture Partners III, LLC

Company Management (Unaudited)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager *

Disinterested Managers

Alan Brott c/o Excelsior Venture Partners III, LLC 325 North Saint Paul St. 49th Floor Dallas, TX 75201 (Born 1943)	Manager	Term Indefinite; Length- since August 2015

Consultant (since 10/91); Associate Professor, Columbia University (since 2000); Former Partner of Ernst & Young. Mr. Brott serves as a manager of Man FRM Alternative Multi-Strategy Fund LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC and UST Global Private Markets Fund, LLC. He is also a director of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Grosvenor Registered Multi-Strategy Fund (W), LLC, and a director of Stone Harbor Investment Funds (5 funds) Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.

8

Victor F. Imbimbo, Jr. c/o Excelsior Venture Partners III, LLC 325 North Saint Paul St. 49th Floor Dallas, TX 75201 (Born 1952)	Manager	Term Indefinite; Length- since Company Inception

President and CEO of Caring Today, LLC, the publisher of Caring Today Magazine, the leading information resource within the family caregivers market; Former Executive Vice President of TBWA\New York and Former President for North America with TBWA\WorldHealth, a division of TBWA Worldwide, where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry. Mr. Imbimbo serves as a manager of Man FRM Alternative Multi-Strategy Fund LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC and Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC and UST Global Private Markets Fund, LLC, and a director of Vertical Branding, Inc.

8

Stephen V. Murphy c/o Excelsior Venture Partners III, LLC 325 North Saint Paul St. 49th Floor Dallas, TX 75201 (Born 1945)	Manager	Term Indefinite; Length- since Company Inception

President of S.V. Murphy & Co, Inc., an investment banking firm. Mr. Murphy serves as a manager of Man FRM Alternative Multi-Strategy Fund LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC and Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC and UST Global Private Markets Fund, LLC, and as director of The First of Long Island Corporation, The First National Bank of Long Island and is a former director of Bowne & Co., Inc. (1/06 to 11/10).

8

* The “Fund Complex” consists of Excelsior Venture Partners III, LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC and UST Global Private Markets Fund, LLC.

Excelsior Venture Partners III, LLC

Company Management (Unaudited)

Information pertaining to the Officers of the Company is set forth below.

Name, Position(s) Held with Registrant, Year of Birth and Address*	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Andrew B. Allard, Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer (1961)	Term — Indefinite; Length — since 2015	General Counsel and Senior Vice President, the Investment Adviser, since 2013; Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, the Investment Adviser, 1994 to 1999; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).
Mark Bonner, Assistant Treasurer (1977)	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2015; Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015); Manager, Advent International Corporation (2004-2006); Senior Associate, PricewaterhouseCoopers LLP (1999-2004).
Claudia A. Brandon, Executive Vice President and Secretary (1956)	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, the Investment Adviser, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, the Investment Adviser, 2000 to 2008; formerly, Vice President, the Investment Adviser, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).
Robert Conti, Chief Executive Officer and President (1956)	Term — Indefinite; Length — since 2015	Managing Director, Neuberger Berman, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.
Agnes Diaz, Vice President (1971)	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2012; Employee, the Investment Adviser, since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (ten since 2013).
Sheila James, Assistant Secretary (1965)	Term — Indefinite; Length — since 2015	Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, the Investment Adviser, 1991 to 1999; Assistant Secretary, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).
Brian Kerrane, Vice President (1969)	Term — Indefinite; Length — since 2015	Managing Director, Neuberger Berman, since 2014; Vice President, the Investment Adviser, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (nine since 2008 and one since 2013).
Josephine Marone, Assistant Secretary (1963)	Term — Indefinite; Length — since 2015	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007.

Name, Position(s) Held with Registrant, Year of Birth and Address*	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
John M. McGovern, Treasurer (1970)	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2007; Employee, the Investment Adviser, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which the Investment Adviser acts as investment manager and administrator, 2002 to 2005.
Joshua Miller, Vice President (1978)	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, (since 2004). Principal and Chief Operating Officer of NB Private Equity’s Private Investment Portfolios (since 2010).
Chamaine Williams, Chief Compliance Officer (1971)	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, the Investment Adviser, since 2006; Chief Compliance Officer, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and Chief Financial Officer.  The Registrant has not made any amendments or granted any waivers to its code of ethics during the covered period. A copy of the Registrant’s Code of Ethics is filed herewith.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS OF NEUBERGER BERMAN FUNDS

I.	Covered Officers/Purpose of the Code

This code of ethics (“Code”) for the registered investment companies within the Neuberger Berman Fund complex (each, a “Company”) applies to each Company’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (the “Covered Officers,” each of whom is listed in Exhibit A). The purpose of the Code is to promote:

▪	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

▪	full, fair, accurate, timely and understandable disclosure in reports and documents that a Company files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Company;

▪	compliance with applicable laws and governmental rules and regulations;

▪	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

▪	accountability for adherence to the Code.

II.	Covered Officers Should Handle Ethically Actual, Potential and Apparent Conflicts of Interest

Overview. Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual, potential and apparent conflicts of interest.

An “actual conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his or her service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his or her position with the Company.

A “potential conflict of interest” occurs when a Covered Officer’s private interest is such that it might, under certain circumstances, interfere with the interests of the Company or the Officer’s service to the Company, but those circumstances do not now exist.

Appearances may create an “apparent conflict of interest” even when an actual conflict does not exist. For example, an apparent conflict may exist if a Covered Officer owns a thinly traded security that a series of a Company (a “Fund”) is buying, even if there is no actual conflict of interest.

Certain actual or potential conflicts of interest may arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (“Investment Company Act”) and the Investment Advisers Act of 1940 (“Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as “affiliated persons” of the Company. The compliance programs and procedures of Neuberger Berman Management LLC, Neuberger Berman, LLC (collectively referred to as the “investment adviser”) and each Company are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, actual or potential conflicts may arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the investment adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the investment adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Companies’ Boards of Trustees/Directors (“Boards”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive.

Each Covered Officer must not:

▪	use his or her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company, as for example where the Covered Officer would benefit personally to the detriment of the Company;

▪	cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit the Company;

▪	retaliate against any other Covered Officer, or any employee of a Company, its service providers, or the affiliated persons of any of them, for good faith reports of potential violations of this Code.

There are some actual or potential conflict of interest situations that should always be approved by the Company’s Chief Legal Officer if material. Covered Officers are encouraged to discuss with the Chief Legal Officer any potential conflict the materiality of which is uncertain. Examples of reportable conflicts include:

▪	service as a director on the board of any public or private company, other than the Companies, their investment adviser, and its affiliates;

▪	the receipt of any non-nominal gifts, i.e., those in excess of $100;

▪	the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

▪	any ownership interest in, or any consulting or employment relationship with, any of the Company’s service providers, other than its investment adviser or any affiliated person thereof; and

▪	a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III.	Disclosure and Compliance

▪	Each Covered Officer must familiarize himself or herself with the disclosure requirements generally applicable to the Company and the Company’s Disclosure Controls and Procedures;

▪	each Covered Officer must not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company’s trustees/directors and auditors, and to governmental regulators and self-regulatory organizations;

▪	each Covered Officer should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Companies and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Companies file with, or submit to, the SEC and in other public communications made by the Companies; and

▪	each Covered Officer should promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.	Reporting and Accountability

Each Covered Officer must:

▪	upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he or she has received, read, and understands the Code;

▪	annually thereafter affirm to the Board that he or she has complied with the requirements of the Code;

▪	report on the Company’s Questionnaire for Trustees/Directors and Officers, where responsive to appropriate questions, all categories of affiliations or other relationships giving rise to actual or potential conflicts of interest; and

▪	notify the Chief Legal Officer promptly if he or she is aware of facts and circumstances that he or she knows are a violation of this Code. Failure to do so is itself a violation of this Code.

The Chief Legal Officer is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Trustees/Directors of the affected Company (the “Committee”).

The Companies will follow these procedures in investigating and enforcing this Code:

▪	The Chief Legal Officer will take all appropriate action to investigate any potential violations reported to him or her.

▪	The Chief Legal Officer will report to the Committee the outcome of the investigation, including the facts of the initial report, the scope and outcome of the investigation, and whether or not the Chief Legal Officer believes that a violation occurred.

▪	The person who initially reported the matter will be informed that the matter has been investigated and reported to the Committee.

▪	If the Committee concurs that a violation has occurred, it will inform and make a recommendation to the Board, which will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer.

▪	The Committee will be responsible for granting waivers, as appropriate.

▪	Any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.	Other Policies and Procedures

This Code shall be the sole code of ethics adopted by the Companies for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Companies, the investment adviser, the Companies’ principal underwriter, or other service providers purport to apply a lesser standard to the behavior or activities of the Covered Officers, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Companies’ and the investment adviser’s codes of ethics under Rule 17j-l under the Investment Company Act and the investment adviser’s more detailed policies and procedures set forth in Neuberger Berman Management LLC’s Compliance Manual are separate requirements applying to the Covered Officers and others, and are not preempted by this Code.

VI.	Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of Independent Trustees/Directors.

VII.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Company, its Board (and any Committee of the Board) and their counsel.

VIII.	Internal Use

The Code is intended solely for internal use by the Companies and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Exhibit A

Persons Covered by this Code of Ethics:

Robert Conti, Chief Executive Officer

John M. McGovern, Treasurer, Principal Financial and Accounting Officer

Item 3. Audit Committee Financial Expert.

The Board of Managers of the Registrant has determined that Stephen V. Murphy, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Murphy as the Audit Committee's financial expert. Mr. Murphy is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements for the fiscal year ended October 31, 2015 was $50,925.

The aggregate fees billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements for the fiscal year ended October 31, 2014 was $76,850.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last two fiscal years.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed $0 for review of the Registrant’s tax return for the fiscal year ended October 31, 2015.

The principal accountant for the audit of the Registrant's annual financial statements billed $0 for review of the Registrant’s tax return for the fiscal year ended October 31, 2014.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) The Registrant's audit committee will pre-approve (i) all audit and non-audit services that the Registrant’s independent auditors provide to the Registrant, and (ii) all non-audit services that the Registrant’s independent auditors provide to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2015, were $0 and $0, respectively.

The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2014, were $0 and $0, respectively.

(h) The Registrant's audit committee of the board of directors has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies and Procedures are attached herewith:

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of October 31, 2015:

NB Private Equity’s investment team is responsible for the day-to-day management of the Fund and, along with other members of NB Private Equity, serves as the day-to-day interface with the members of the Investment Committee, which serve as the Fund’s Portfolio Fund Managers. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments. The eight-member Investment Committee has 250 years of combined professional experience. We believe the Investment Committee is distinctive within the private equity industry for its composition of individuals with diverse backgrounds in not only portfolio and fund of funds management, but also as partners of large-cap buyout funds and mid-cap buyout funds and as chief executive officers of private equity backed portfolio companies. The insights of such a diverse group add substantial value to our diligence process. The Investment Committee operates on a majority vote basis, assuring that every investment gets a full and impartial analysis by the Investment Committee. The Investment Committee is supported by an investment team of principals, senior vice presidents, vice presidents, associates, and analysts who execute our rigorous due diligence process.

John P. Buser is a Managing Director of Neuberger Berman and Global Head of the Private Investment Portfolios practice for Neuberger Berman. He is also a member of the Private Investment Portfolios, Co-Investment, Latin America Private Equity, Northbound and Secondary Investment Committees. Before joining Neuberger Berman in 1999, Mr. Buser was a partner at the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P., where he had extensive experience in the practice of domestic and international income taxation during his 17 year tenure. Mr. Buser was admitted to the State Bar of Texas in 1982 after receiving his J.D. from Harvard Law School. Prior to attending law school, Mr. Buser graduated summa cum laude with a B.S. in accounting from Kansas State University.

John H. Massey is the Chairman of the Neuberger Berman Private Investment Portfolios Investment Committee. He is also a member of the Co-Investment and Latin America Private Equity Investment Committees. In 1996, Mr. Massey was elected as one of the original members of the board of directors of the PineBridge Fund Group. Mr. Massey is active as a private investor and corporate director. Previously, he was Chairman and CEO of Life Partners Group, Inc., a NYSE listed company. Over the last 35 years, Mr. Massey has also served in numerous executive leadership positions with other publicly held companies including Gulf Broadcast Corporation, Anderson Clayton & Co., and Gulf United Corporation. He began his career in 1966 with Republic National Bank of Dallas as an investment analyst. Mr. Massey currently serves on the boards of several financial institutions, including Central Texas Bankshare Holdings, and Hill Bancshares Holdings, Inc., among others. He is also the principal shareholder of Columbus State Bank in Columbus, Texas and Hill Bank and Trust Company in Weimar, Texas. Mr. Massey received the Most Distinguished Alumnus award from SMU’s Cox School of Business in 1993. In 2009, he and Mrs. Massey were jointly named Most Distinguished Alumnus by The University of Texas from the Dallas/Fort Worth area. He currently serves as Chair of the Board of Trustees of the University of Texas School of Law and as an Advisory Board Member of the McCombs School of Business at The University of Texas. He is also active in oil and gas, agricultural and wildlife conservation activities in Colorado County and Matagorda County, Texas. Mr. Massey received a B.B.A. from Southern Methodist University and an M.B.A. from Cornell University. He also earned an L.L.B. from The University of Texas at Austin. He received his Chartered Financial Analyst designation and has been a member of the State Bar of Texas since 1966.

Joana P. Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Co-Investment, Latin America Private Equity and Private Investment Portfolios Investment Committees. Previously, Ms. Scaff worked in investment banking covering primarily the telecommunications, media and information services sectors. Ms. Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment. She advised on corporate transactions including mergers and acquisitions, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Scaff is a member of the LP Committee of the BCVA – British Private Equity & Venture Capital Association.

Jonathan D. Shofet is a Managing Director of Neuberger Berman and a member of the Private Investment Portfolios and Latin America Investment Committees. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division for five years, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet sits on the Limited Partner Advisory Boards of Castlelake Airline Credit, Castlelake Credit Strategies, Chambers Energy Capital, ComVest Investment Partners, DFJ Gotham, DFW Capital, Edison Venture Fund, Garrison Opportunities Fund, LLR Partners, NewSpring Capital, Platinum Equity, Siris Partners, Tengram Capital Partners and Wayzata Opportunities Fund. He is also a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien P. Smith is a Managing Director of Neuberger Berman and a leader of the Firm’s Private Investment Portfolios practice. He is also a member of the Private Investment Portfolios, Co-Investment, Latin America Private Equity and Private Debt Investment Committees. Mr. Smith sits on the Limited Partner Advisory Boards of a number of investment relationships on behalf of Neuberger Berman funds. Prior to joining Neuberger Berman in 2001, Mr. Smith worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. While at Mason Best, Mr. Smith served in a number of roles, including executing private equity investments and dispositions, arranging transaction financing and restructuring underperforming investments. Mr. Smith began his career at Arthur Andersen & Co. where he focused on the financial services sector in the southwest. Mr. Smith sits on the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He is also a director of National Autotech Inc. and has also served on a number of other boards of directors. Mr. Smith received a Master’s in Professional Accounting and a B.B.A. from the University of Texas at Austin.

David S. Stonberg is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Co-Investment, Private Investment Portfolios, Latin America Private Equity and Secondary Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg is also a member of the Neuberger Berman Risk Committee. Mr. Stonberg holds an M.B.A. from the Stern School of New York University and a B.S.E. from the Wharton School of the University of Pennsylvania.

Anthony D. Tutrone is the Global Head of Neuberger Berman Private Equity and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Mr. Tutrone is a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to starting at Neuberger Berman, from 1994 to 2001, Mr. Tutrone was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts with approximately $3.5 billion in assets under management. Mr. Tutrone began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Mr. Tutrone earned an M.B.A. from Harvard Business School and a B.A. in Economics from Columbia University.

Peter J. Von Lehe is a Managing Director of Neuberger Berman and a leader of the Firm’s Private Investment Portfolios practice. He is also a member of the Athyrium, Private Investment Portfolios, Co-Investment, Latin America Private Equity and Private Debt Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. There, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a B.S. with Honors in Economics from the University of Iowa and a J.D. with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

James Bowden is a Managing Director of Neuberger Berman. Previously, Mr. Bowden was a Managing Director Bank of America / Merrill Lynch, managing the group’s private equity fund of funds business since its inception in 1998. In that capacity he led the private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the Bank of America fund of funds business. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions. Prior to joining Bank of America / Merrill Lynch, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division. Earlier in his career, he was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds and previously focused on commercial lending and problem loan workouts during his time at Continental Bank, Citicorp and the American National Bank of Chicago. Mr. Bowden received his M.B.A. and B.B.A. from the University of Michigan. Mr. Bowden is a Certified Public Accountant.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of October 31, 2015:

The following tables set forth information about funds and accounts other than the Registrant for which a member of the Portfolio Management Team is primarily responsible for the day-to-day portfolio management as of October 31, 2015, unless indicated otherwise.

John P. Buser

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

John H. Massey

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Brien P. Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Peter J. Von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

James Bowden

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	12	$1,848,500,000	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	12	$1,848,500,000	0	N/A

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of October 31, 2015:

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Fund Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Fund Manager is determined by using a formula and may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

•	Employee-Owned Equity. An integral part of our management buyout in 2009 was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the equity units owned by all employees. These units were subject to vesting (generally 25% vested each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Program (vesting over 3 years). For 2017 (and in some cases 2016), our Contingent Compensation Program will allow eligible employees to elect to receive 50% of deferred compensation in the form of vested equity. Eligible employees who have represented that they have sufficient direct investments in Neuberger Berman strategies in their private accounts (typically, 50% of their average three year-year compensation) can elect to receive up to 100% of deferred compensation in the form of vested equity.

Further, employees may have purchased vested equity through our Capital Units Election Program offering – we anticipate a similar offering in the first quarter of 2016 through which eligible employees will be able to purchase equity, subject to allocation capacity and program terms and conditions.

In implementing these programs, Neuberger Berman has established additional ways to expand employee-owned equity while also insuring that we continue align the interests of our employees with the interests of our clients.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

•	Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the "CCP") to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In addition, certain CCP Participants may make an election to receive a portion of their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) Disclosure of Securities Ownership.

As of October 31, 2015, no Portfolio Management Team member owned any interest in the registrant.

(b) Not applicable.

Item 9. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant's board of managers that would require disclosure.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive and Chief Financial Officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Excelsior Venture Partners III, LLC

By (Signature and Title)* /s/ Robert Conti

Robert Conti, Chief Executive Officer and President

Date January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Robert Conti

Robert Conti, Chief Executive Officer and President

Date January 8, 2016

By (Signature and Title)* /s/ John M. McGovern

John M. McGovern, Treasurer and Principal Financial and Accounting Officer

Date January 8, 2016

* Print the name and title of each signing officer under his or her signature.